Exhibit 10.2
JOINDER AND AMENDMENT AGREEMENT

THIS JOINDER AGREEMENT AND AMENDMENT (this “Agreement”), dated as of May 5, 2015, is entered into pursuant to the Credit Agreement, dated as of April 18, 2012 (as amended or modified from time to time, the "Credit Agreement "), among Lancaster Colony Corporation, an Ohio corporation (the "Borrower"), the Lenders and JPMorgan Chase Bank, N.A., a national banking association, as LC Issuer and as Administrative Agent.

WITNESSETH:

WHEREAS, pursuant to the terms of the Credit Agreement, Flatout, Inc., a Delaware corporation (the "New Guarantor") is required to be a Guarantor and join the Guaranty as a Guarantor;

WHEREAS, the New Guarantor has determined that it is in its best interest and to its financial benefit to execute and deliver this Agreement; and

WHEREAS, the New Guarantor, the existing Guarantors, the Borrower and the Administrative Agent have agreed to amend the Guaranty as set forth this Agreement;

NOW, THEREFORE, in consideration of the premises, the parties hereto hereby agree as follows:

1.    The New Guarantor hereby acknowledges that it has received and reviewed a copy of the Credit Agreement and the other Loan Documents and approved each of the foregoing, and acknowledges that it has received and reviewed all other financial statements, agreements and documents as it has deemed appropriate in order to enter into this Agreement.

2.    The New Guarantor unconditionally agrees hereby to: (i) join, as a Guarantor, the Guaranty dated as of April 18, 2012 (as amended or modified from time to time, the "Guaranty") among the Guarantors party thereto (such existing Guarantors are listed on the signature pages hereto) in favor of the Lenders and the Administrative Agent, (ii) be bound by, and hereby ratifies and confirms, all covenants, agreements, consents, submissions, appointments, acknowledgments and other terms and provisions, attributable to a Guarantor in the Guaranty, and (iii) perform all obligations required of it as a Guarantor in the Guaranty.

3.    The parties hereto agree that the Guaranty is hereby amended as follows:

(a) The following definitions are added to Section 1.1 of the Guaranty:

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“ECP” means an “eligible contract participant” as defined in Section 1(a)(18) of the Commodity Exchange Act or any regulations promulgated thereunder and the applicable rules issued by the Commodity Futures Trading Commission and/or the SEC.

“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an ECP at the time the guarantee of such Guarantor or the grant of such security interest becomes or would become effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such guarantee or security interest is or becomes illegal.

“Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Loan Party that has total assets exceeding $10,000,000 at the time the relevant Loan Guaranty or grant of the relevant security interest becomes or would become effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act or any rules or regulations promulgated thereunder.

(b) The following new clause is added to the end of Section 9 of the Guaranty:

(d) Notwithstanding anything herein to the contrary, neither the definition of “Guaranteed Obligations” nor any other term of this Guaranty shall create any guarantee by any Guarantor of (or grant of security interest by any Guarantor to support, as applicable) any Excluded Swap Obligations of such Guarantor for purposes of determining any obligations of any Guarantor.

(c) The following new Section 21 is added to the Guaranty:

21.    Keepwell. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Guarantor and other Loan Party to honor all of its obligations under this Guaranty in respect of a Swap Obligation (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 21 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 21 or otherwise under this Loan Guaranty voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). Except as otherwise provided herein, the obligations of each Qualified ECP Guarantor under this Section 21 shall remain in full force and effect until the termination of all Swap Obligations. Each Qualified ECP Guarantor intends that this Section 21 constitute, and this Section 21 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

(d) The Borrower is hereby joining the Guaranty as a party thereto for purposes of agreeing to be bound by the terms of Section 21 of the Guaranty.

4.    The New Guarantor hereby represents and warrants that the representations and warranties with respect to it contained in, or made or deemed made by it in, the Guaranty and in any other Loan Document are true and correct on the date hereof. Each of the New Guarantor and the other Guarantors party hereto represents and warrants that (a) the execution, delivery and performance by it of this Agreement are within its corporate and other powers, have been duly authorized by all necessary corporate, company and other applicable action, require no action by or in respect of, or filing with, any governmental body and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the articles of incorporation, operating agreement or other charter documents or bylaws of it, or of any agreement, judgment, injunction, order, decree or other instrument binding upon it or its property; and (b) this Agreement has been duly executed and constitutes a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights and except that the remedy of specific performance and injunctive and other forms of equitable relief are subject to equitable defenses and to the discretion of the court for which any proceedings may be brought.

5.    The New Guarantor agrees to deliver such organizational documents, certificates, resolutions and such other documents requested by the Administrative Agent as may be requested by the Administrative Agent in connection herewith.

6.    The New Guarantor and each other Guarantor party hereto and the Borrower agree that the Guaranty and each other Loan Document to which the undersigned are a party are ratified and confirmed and shall remain in full force and effect and that they have no setoff, counterclaim or other defense or dispute with respect to any of the foregoing. This Joinder Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of Ohio. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Credit Agreement.

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered as of the day and year set forth above.

New Guarantor:

FLATOUT, INC.

By:	/S/ DOUGLAS A. FELL
Douglas A. Fell, Treasurer

By:	/S/ MATTHEW R. SHURTE
Matthew R. Shurte, Assistant Secretary

Borrower:

LANCASTER COLONY CORPORATION

By:	/S/ DOUGLAS A. FELL
Douglas A. Fell, Treasurer

By:	/S/ MATTHEW R. SHURTE
Matthew R. Shurte, Secretary

Existing Guarantors:

T. MARZETTI COMPANY

By:	/S/ DOUGLAS A. FELL
Douglas A. Fell, Treasurer

By:	/S/ MATTHEW R. SHURTE
Matthew R. Shurte, Assistant Secretary

THE QUALITY BAKERY COMPANY, INC.

By:	/S/ DOUGLAS A. FELL
Douglas A. Fell, Treasurer

By:	/S/ MATTHEW R. SHURTE
Matthew R. Shurte, Assistant Secretary

NEW YORK FROZEN FOODS, INC.

By:	/S/ DOUGLAS A. FELL
Douglas A. Fell, Treasurer

By:	/S/ MATTHEW R. SHURTE
Matthew R. Shurte, Assistant Secretary

MARZETTI FROZEN PASTA, INC.

By:	/S/ DOUGLAS A. FELL
Douglas A. Fell, Treasurer

By:	/S/ MATTHEW R. SHURTE
Matthew R. Shurte, Assistant Secretary

SISTER SCHUBERT'S HOMEMADE ROLLS, INC.

By:	/S/ DOUGLAS A. FELL
Douglas A. Fell, Treasurer

By:	/S/ MATTHEW R. SHURTE
Matthew R. Shurte, Assistant Secretary

Address for notices to the Guarantors:
37 West Broad Street, Columbus, Ohio 43215
Attention: Treasurer
Telephone: (614) 224-7141; Telecopy: (614) 469-8219

Accepted and Agreed:
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent on behalf of the Lenders

By:	/S/ DIANE M. FAUNDA
Title:	Managing Director